                                                                    Exhibit 99.3

          UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

Set forth below are the unaudited pro forma condensed combined statements of operations of Cohesant Technologies Inc. ("Cohesant") for the six months ended May 31, 2005 and the year ended November 30, 2004, assuming the transaction occurred at the beginning of the respective period.

The information presented below is for informational purposes only and is not necessarily indicative of the actual results that would have occurred had the acquisition been consummated at the beginning of the respective period, nor are they necessarily indicative of future operating results of the combined companies under the ownership and management of the Company.

The unaudited pro forma condensed combined financial information should be read in conjunction with the financial statements and related notes.

                          PRO FORMA CONDENSED COMBINED
                             STATEMENT OF OPERATIONS
                      FOR THE SIX MONTHS ENDED MAY 31, 2005
                                   (UNAUDITED)

                                  (US DOLLARS)

                                                                            4279
                                                                         Investments      Adjustments
                                                                            Ltd.            for the             Combined
                                                       Cohesant         and affiliate     transaction           Pro Forma
                                                      ------------      ------------      ------------         ------------
NET SALES                                             $  9,963,756      $  2,360,842      $   (108,555)(1)     $ 12,216,043

COST OF SALES                                            5,335,960         1,609,242          (108,555)(1)        6,836,647
                                                      ------------      ------------      ------------         ------------
     Gross profit                                        4,627,796           751,600                 0            5,379,396
RESEARCH, DEVELOPMENT AND
    ENGINEERING EXPENSES                                   443,249                                                  443,249
SELLING, GENERAL AND
     ADMINISTRATIVE EXPENSES                             3,205,680           684,932           (41,440)(2)        3,849,172
                                                      ------------      ------------      ------------         ------------
TOTAL OPERATING EXPENSES                                 3,648,929           684,932           (41,440)           4,292,421
                                                      ------------      ------------      ------------         ------------
    Income from operations                                 978,867            66,668            41,440            1,086,975

OTHER INCOME:                                               60,845            11,094                                 71,939
                                                      ------------      ------------      ------------         ------------
INCOME BEFORE TAXES                                      1,039,712            77,762            41,440            1,158,914
INCOME TAX PROVISION                                      (395,091)           (1,545)          (43,751)(3)         (440,387)
                                                      ------------      ------------      ------------         ------------

NET INCOME                                            $    644,621      $     76,217      $     (2,311)        $    718,527
                                                      ============      ============      ============         ============

EARNINGS PER SHARE:
BASIC                                                                                                          $       0.23
                                                                                                               ============
DILUTED                                                                                                        $       0.22
                                                                                                               ============

AVERAGE SHARES OF COMMON STOCK OUTSTANDING:
BASIC                                                                                                             3,095,099
                                                                                                               ============
DILUTED                                                                                                           3,194,889
                                                                                                               ============

OTHER DATA:
DEPRECIATION AND
  AMORTIZATION                                        $    107,132      $     16,271      $     65,850         $    189,253
                                                      ============      ============      ============         ============

                          PRO FORMA CONDENSED COMBINED
                             STATEMENT OF OPERATIONS
                    FOR THE FISCAL YEAR END NOVEMBER 30, 2004
                                   (UNAUDITED)

                                  (US DOLLARS)

                                                                      4279
                                                                   Investments       Adjustments
                                                                       Ltd.           for the              Combined
                                                  Cohesant        and affiliate      transaction           Pro Forma
                                                ------------      -------------     ------------         ------------
NET SALES                                       $ 19,312,180         3,567,054          (182,398)(1)     $ 22,696,836
COST OF SALES                                      9,384,241         2,282,751          (182,398)(1)       11,484,594
                                                ------------      ------------      ------------         ------------
     Gross profit                                  9,927,939         1,284,303                 0           11,212,242
RESEARCH, DEVELOPMENT AND
    ENGINEERING EXPENSES                           1,009,349                                                1,009,349
SELLING, GENERAL AND
     ADMINISTRATIVE EXPENSES                       6,088,932         1,040,407            28,118(2)         7,157,457
                                                ------------      ------------      ------------         ------------
TOTAL OPERATING EXPENSES                           7,098,281         1,040,407            28,118            8,166,806
                                                ------------      ------------      ------------         ------------
    Income from operations                         2,829,658           243,896           (28,118)           3,045,436

OTHER INCOME:                                         71,376            57,598                                128,974
                                                ------------      ------------      ------------         ------------

INCOME BEFORE TAXES                                2,901,034           301,494           (28,118)           3,174,410
INCOME TAX PROVISION                              (1,098,767)          (37,101)          (64,048)(3)       (1,199,916)
                                                ------------      ------------      ------------         ------------

NET INCOME                                      $  1,802,267           264,393           (28,118)           1,974,494
                                                ============      ============      ============         ============

EARNINGS PER SHARE:
BASIC                                                                                                    $       0.65
                                                                                                         ============
DILUTED                                                                                                  $       0.63
                                                                                                         ============

AVERAGE SHARES OF COMMON STOCK OUTSTANDING:
BASIC                                                                                                       3,054,883
                                                                                                         ============
DILUTED                                                                                                     3,159,786
                                                                                                         ============

OTHER DATA:
DEPRECIATION AND
  AMORTIZATION                                  $    247,169      $     42,777      $    170,700         $    460,646
                                                ============      ============      ============         ============

                          NOTES TO PRO FORMA CONDENSED
                        COMBINED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)

                                  (US DOLLARS)

(1) This adjustment reflects the elimination of sales between Cohesant and 4279 Investments Ltd. and affiliate.


(2) This adjustment reflects the addition (elimination) of expenses as follows:

                                                                   May 31,     November 30,
                                                                    2005          2004
                                                                 ---------      ---------
Amortization of intangibles resulting from the transaction       $  65,850      $ 170,700
Adjust rent expense to fair market value                           (45,384)       (59,760)
Net effect of the elimination of related party adjustments         (61,906)       (82,822)
                                                                 ---------      ---------
Total                                                              (41,440)        28,118
                                                                 ---------      ---------

(3) This adjustment reflects the income tax change as a result of the other items reflected in these notes and the conversion of 4279 Investments Ltd. to the Company's effective tax rate.